UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2022

GREEN GIANT INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Company's Certifying Accountant.

(a)	Previous independent registered public accounting firm:

On August 3, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of Green Giant Inc. (the “Company”) dismissed Wei, Wei & Co., LLP (“WWC”) as the Company’s independent registered public accounting firm, effective August 3, 2022.

For the fiscal year ended September 30, 2021, WWC’s audit reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles.

During the fiscal years ended September 30, 2021 and any subsequent interim period through the date of dismissal, August 3, 2022, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and WWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to WWC’s satisfaction, would have caused WWC to make reference in connection with WWC’s opinion to the subject matter of the disagreement; and (ii) except for the matter relating to internal control over financial reporting described below, there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of the disclosures in this report to WWC and have requested that WWC furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from WWC, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On August 3, 2022, the Audit Committee approved the appointment of OneStop Assurance PAC (“OneStop”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending September 30, 2022, effective August 3, 2022.

During the two most recent fiscal years and through August, 2022, the Company has not consulted with OneStop regarding (1) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

16.1 Letter from Wei, Wei & Co., LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2022	Green Giant Inc.

	By:	/s/ Neng Chen
Name: Neng Chen
Title: Chief Executive Officer and Chairman